UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2019

ROKK3R INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28453	75-2610236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2121 NW 2nd Avenue #203, Miami, FL 33127
(Address of principal executive offices, including zip code)

(305) 259-6637
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered

None	N/A	N/A

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 8, 2019, the Board of Directors of Rokk3r Inc. (the “Company”) concluded, after review and discussion with management, that the Company’s unaudited condensed consolidated financial statements for the periods ended March 31, 2019 and June 30, 2019 (together, the “Interim Financial Statements”)should no longer be relied upon. The Company will file Amendment No. 1 to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2019 (the “March 2019 Form 10-Q/A”), originally filed with the Securities and Exchange Commission (the “SEC”) on May 20, 2019 (the “Original March 2019 Form 10-Q”) and Amendment No. 1 to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2019 (the “June 2019 Form 10-Q/A” and together with the March 2019 Form 10-Q/A, the “Form 10-Q/As”), originally filed with the SEC on August 26, 2019 (the “Original June 2019 Form 10-Q” and together with the Original March 2019 Form 10-Q, the “Original Form 10-Qs”). The March 2019 Form 10-Q/A will restate the Company’s unaudited condensed consolidated financial statements for the period ended March 31, 2019 and amend the related notes and disclosures. The June 2019 Form 10-Q/A will restate the Company’s unaudited condensed consolidated financial statements for the period ended June 30, 2019 and amend the related notes and disclosures.

In connection with the preparation of the Company’s unaudited condensed consolidated financial statements for the period ended September 30, 2019, management determined that the Company had incorrectly accounted for its variable interest entities as equity method investments in its Interim Financial Statements and did not consolidate for both the periods mentioned above. Based on management’s analysis,in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification (ASC) 810-10-25-22 – Consolidation – Variable Interest Entities, the Company determined that the initial equity investments in these entities may be or wereinsufficient to meet or sustain its operations without additional subordinated financial support from other parties. Additionally, the Company determined that it is the primary beneficiary of these variable interest entities (“VIEs”) because the Company is the sole service provider (some through service agreements), which gives the Company the right to receive (and the Company has received) the proceeds from the VIEs’ operations. Accordingly, the Company will consolidate the financial position and results of operations of its VIEs in the Company’s consolidated financial statements.

The net impacts to the Company’s March 31, 2019 unaudited condensed consolidated financial results, as compared to the unaudited condensed consolidated results reported in the Original March 2019 Form 10-Q, from the correction of these errors are:

•	Total assets will be approximately $253,912 lower;
•	Total revenues will be approximately $253,912 lower;
•	Net loss will be approximately $356,073 higher, out of which $125,000 will be attributed to non-controlling interest and $125,000 will be attributed to Rokk3r, Inc’s common stockholders;
•	Total stockholders’ equity will be approximately $253,761 lower;
•	Stockholders’ equity attributed to the Company will be approximately $132,374 lower; and
•	Stockholders’ equity attributed to non-controlling interest will be approximately $121,387 lower.

The net impacts to the Company’s June 30, 2019 unaudited condensed consolidated financial results, as compared to the unaudited condensed consolidated results reported in the Original June 2019 Form 10-Q, from the correction of these errors are:

•	Total assets will be approximately $266,940 higher;
•	Total revenues will be approximately $733,531 lower;
•	Net loss will be approximately $733,305 higher, out of which $368,870 will be attributed to non-controlling interest and $364,435 will be attributed to Rokk3r, Inc’s common stockholders;;
•	Total stockholders’ equity will be approximately $266,877 higher;
•	Stockholders’ equity attributed to the Company will be approximately $121,451 higher; and
•	Stockholders’ equity attributed to non-controlling interest will be approximately $145,426 higher.

A summary of the restatements and their effects to the Company’s Interim Financial Statements will be included in each respective Form 10-Q/A.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROKK3R INC.

Date: November 18, 2019	By:	/s/ Nabyl Charania
Nabyl Charania
Chief Executive Officer

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